EQ ADVISORS TRUST

MEETING OF SHAREHOLDERS

APRIL 14, 2000



PROXY BALLOT

(1) The undersigned hereby vote as follows for the election of the following named persons to serve as Trustees of the EQ Advisors
Trust (the "Trust") until their successors are elected and qualified:

Nominees
Votes For
Authority Withheld
Theodossios (Ted)
Athanassiades
2,037,628,302.370
66,550,348.630
Jettie M. Edwards
2,039,731,667.512
64,446,983.488
David W. Fox
2,038,172,171.165
66,006,479.835
Michael Hegarty
2,039,845,642.990
64,333,008.010
William M. Kearns, Jr.
2,039,424,129.892
64,754,521.108
Christopher P.A.
Komisarjevsky
2,039,337,257.327
64,841,393.673
Peter D. Noris
2,040,020,214.775
64,158,436.225
Harvey Rosenthal
2,039,429,586.834
64,749,064.166


(2)	With respect to the resolution set forth below, the
undersigned hereby vote as indicated:

Portfolio
Votes For
Authority
Withheld
Abstained
Alliance Aggressive
Stock
112,667,372.529
5,128,635.130
4,459,895.341
Alliance Balanced
101,647,912.946
4,724,698.488
4,198,380.566
Alliance Common
Stock
574,808,026.528
24,847,932.745
24,037,131.727
Alliance
Conservative
Investors
35,214,763.631
1,181,837.044
1,875,324.325
Alliance Equity
Index
77,237,988.499
3,539,365.230
3,073,990.271
Alliance Global
75,067,664.370
3,007,997.144
3,068,043.486
Alliance Growth and
Income
77,629,047.992
2,886,726.002
3,278,885.006
Alliance Growth
Investors
112,539,493.049
3,588,376.489
4,449,297.462
Alliance High Yield
69,943,508.183
2,452,256.294
3,408,143.523
Alliance
Intermediate
Government
Securities
20,017,927.666
818,887.730
764,021.604
Alliance
International
19,067,886.671
936,367.573
836,332.756
Alliance Money
Market
119,720,343.495
3,993,881.422
4,417,999.083
Alliance Quality
Bond
54,983,335.150
178,803.158
194,856.692
Alliance Small Cap
Growth
27,079,948.881
1,706,987.905
1,207,579.214

RESOLVED, that permission for Equitable, in its capacity as Investment Manager of the EQ Advisors Trust, subject to approval of the Board of Trustees, to rely upon exemptive relief granted by the Securities and Exchange Commission enabling EQ Advisors Trust, without obtaining Shareholder approval, to (i) select new or additional investment advisors; (ii) enter into and materially modify existing investment advisory agreements; and (iii) terminate and replace investment advisers for Alliance Aggressive Stock
Portfolio, Alliance Balanced Portfolio, Alliance Common
Stock Portfolio, Alliance Conservative Investors
Portfolio, Alliance Equity Index Portfolio, Alliance
Global Portfolio, Alliance Growth and Income Portfolio,
Alliance Growth Investors Portfolio, Alliance High Yield
Portfolio, Alliance Intermediate Government Securities
Portfolio, Alliance International Portfolio, Alliance
Money Market Portfolio, Alliance Quality Bond Portfolio, and Alliance Small Cap Growth Portfolio, hereby is approved.


3. With respect to the resolution set forth below, the undersigned hereby vote as indicated:



Fund
Name
Shares
Represented at
the Meeting
Votes in Favor
of the Proposal
Votes Against
the Proposal
Votes
Abstained
Alliance
Aggressi
ve Stock
122,255,903.000
111,029,143.429
6,555,361.518
4,671,398.053
Alliance
Balanced

110,570,992.000
101,629,115.878
4,597,541.847
4,344,334.275
Alliance
Common
Stock
623,693,091.000
572,600,152.986
26,494,482.505
24,598,455.509
Alliance
Conserva
tive
Investor
s
38,271,925.000
35,203,644.773
1,218,578.092
1,849,682.135
Alliance
Equity
Index

83,851,344.000
77,025,006.086
3,660,111.165
3,166,226.749
Alliance
Global


81,143,705.000
74,247,301.513
3,661,203.969
3,235,199.518
Alliance
Growth
and
Income
83,794,659.000
77,327,387.219
3,230,284.104
3,236,987.677
Alliance
Growth
Investor
s
120,577,167.000
111,894,405.206
4,187,645.009
4,495,116.785
Alliance
High
Yield

75,803,904.000
69,646,352.879
2,648,588.405
3,508,962.716
Alliance
Intermed
iate
Governme
nt
Securiti
es
21,600,837.000
19,956,797.297
760,349.462
883,690.241
Alliance
Internat
ional

20,840,587.000
19,087,476.822
916,777.422
836,332.756
Alliance
Money
Market
128,132,224.000
119,557,615.570
4,089,980.590
4,484,627.840
Alliance
Quality
Bond
55,357,015.000
54,921,908.863
221,428.060
213,678.077
Alliance
Small
Cap
Growth
29,994,516.000
27,024,758.972
1,714,486.534
1,255,270.494
BT
Equity
500
Index

48,738,928.000
45,340,849.940
1,540,637.514
1,857,440.546
BT
Internat
ional
Equity
Index
7,359,709.000
6,916,801.713
189,365.312
253,541.975
BT Small
Company
Index
5,802,620.000
5,402,181.195
222,936.660
177,502.145
Calvert
Socially
Responsi
ble
247,464.000
246,808.222
180.648
475.130
Capital
Guardian
Internat
ional
4,800,538.000
4,404,445.611
85,353.565
310,738.824
Capital
Guardian
Research
3,647,491.000
3,365,758.796
56,463.160
225,269.044
Capital
Guardian
U.S.
Equity
7,484,743.000
6,994,492.335
80,685.529
409,565.136
EQ/Allia
nce
Premier
Growth
81,174,617.000
79,560,053.868
611,244.866
1,003,318.266
EQ/Everg
reen

486,331.000
383,078.067
41,129.012
62,123.921
EQ/Everg
reen
Foundati
on
923,012.000
865,249.910
8,584.011
49,178.079
EQ/Putna
m
Balanced

9,023,066.000
8,277,941.211
267,263.214
477,861.575
EQ/Putna
m Growth
and
Income
Value
46,796,918.000
42,950,679.311
1,367,405.943
2,478,832.746
EQ/Putna
m
Internat
ional
Equity
16,790,099.000
15,730,307.953
386,508.078
673,282.969
EQ/Putna
m
Investor
s Growth
18,486,240.000
16,776,262.801
637,035.830
1,072,941.369
JPM Core
Bond

16,320,315.000
14,923,785.646
349,581.147
1,046,948.207
Lazard
Large
Cap
Value
11,603,560.000
10,767,523.502
225,689.242
610,347.256
Lazard
Small
Cap
Value
8,132,720.000
7,621,253.240
179,163.821
332,302.939
Merrill
Lynch
Basic
Value
Equity
22,524,195.000
20,991,423.531
670,770.527
862,000.942
Merrill
Lynch
World
Strategy
2,882,668.000
2,573,328.898
99,855.619
209,483.483
MFS
Emerging
Growth
Companie
s
68,688,879.000
63,184,839.126
2,707,715.610
2,796,324.264
MFS
Growth
with
Income
11,611,380.000
10,680,727.894
336,265.564
594,386.542
MFS
Research


41,524,266.000
38,208,138.118
1,369,470.292
1,946,657.590
Morgan
Stanley
Emerging
Markets
Equity
21,607,237.000
19,776,671.882
929,327.263
901,237.855
T. Rowe
Price
Equity
Income
21,661,503.000
19,929,882.451
768,766.741
962,853.808
T. Rowe
Price
Internat
ional
Stock
16,216,199.000
14,820,308.591
731,999.222
663,891.187
Warburg
Pincus
Small
Company
Value
13,756,084.000
12,444,028.709
773,229.481
538,825.810


RESOLVED, that the Shareholders of the Trust hereby approve the proposed Amended and Restated Investment
Management Agreement, with respect to Alliance Aggressive
Stock Portfolio, Alliance Balanced Portfolio, Alliance
Common Stock Portfolio, Alliance Conservative Investors
Portfolio, Alliance Equity Index Portfolio, Alliance
Global Portfolio, Alliance Growth and Income Portfolio,
Alliance Growth Investors Portfolio, Alliance High Yield
Portfolio, Alliance Intermediate Government Securities
Portfolio, Alliance International Portfolio, Alliance
Money Market Portfolio, Alliance Quality Bond Portfolio,
Alliance Small Cap Growth Portfolio, BT Equity 500 Index
Portfolio, BT International Equity Index Portfolio, BT
Small Company Index Portfolio, Calvert Socially
Responsible Portfolio, Capital Guardian International
Portfolio, Capital Guardian Research Portfolio, Capital
Guardian U.S. Equity Portfolio, EQ/Alliance Premier Growth
Portfolio, EQ/Evergreen Portfolio, EQ/Evergreen Foundation
Portfolio, EQ/Putnam Balanced Portfolio, EQ/Putnam Growth and Income Value Portfolio, EQ/Putnam International Equity
Portfolio, EQ/Putnam Investors Growth Portfolio, JPM Core
Bond Portfolio, Lazard Large Cap Value Portfolio, Lazard
Small Cap Value Portfolio, Merrill Lynch Basic Value
Equity Portfolio, Merrill Lynch World Strategy Portfolio,
MFS Emerging Growth Companies Portfolio, MFS Growth with
Income Portfolio, MFS Research Portfolio, Morgan Stanley
Emerging Markets Equity Portfolio, T. Rowe Price Equity
Income Portfolio, T. Rowe Price International Stock
Portfolio, Warburg Pincus Small Company Value, between the
Trust and Equitable, in its capacity as Investment Manager of the Trust, as set forth in the Proxy Statement attached to the Notice of this Meeting.

4.(a)	With respect to the resolution set forth below, the
undersigned hereby vote as indicated:



Fund Name
Shares
Represented at
the Meeting
Votes in Favor
of the Proposal
Votes Against
the Proposal
Votes
Abstained
Alliance
Aggressiv
e Stock
122,255,903.000
111,697,883.218
5,688,567.166
4,869,452.616
Alliance
Balanced

110,570,992.000
100,857,330.354
5,217,845.112
4,495,816.534
Alliance
Common
Stock
623,693,091.000
570,523,254.994
27,174,307.974
25,995,528.032
Alliance
Conservat
ive
Investors
38,271,925.000
35,104,540.488
1,257,232.736
1,910,151.776
Alliance
Equity
Index

83,851,344.000
76,593,171.664
3,806,851.017
3,451,321.319
Alliance
Global


81,143,705.000
74,367,394.197
3,534,619.789
3,241,691.014
Alliance
Growth
and
Income
83,794,659.000
77,084,382.708
3,076,939.878
3,633,336.414
Alliance
Growth
Investors
120,577,167.000
111,690,629.793
4,210,554.671
4,675,982.536
Alliance
High
Yield

75,803,904.000
69,103,596.927
2,991,980.090
3,708,326.983
Alliance
Intermedi
ate
Governmen
t
Securitie
s
21,600,837.000
19,224,960.939
1,600,838.030
775,038.031
Alliance
Internati
onal
20,840,587.000
19,054,548.695
951,581.202
834,457.103
Alliance
Money
Market
128,132,224.000
118,884,921.395
4,597,384.197
4,649,918.408
Alliance
Quality
Bond
55,357,015.000
54,921,355.293
230,285.182
205,374.525
Alliance
Small Cap
Growth
29,994,516.000
27,779,720.940
987,419.466
1,227,375.594
BT Equity
500 Index

48,738,928.000
44,966,047.585
1,762,887.025
2,009,993.390
BT
Internati
onal
Equity
Index
7,359,709.000
6,850,343.542
260,828.086
248,537.372
BT Small
Company
Index
5,802,620.000
5,264,891.205
347,983.121
189,745.674
Calvert
Socially
Responsib
le
247,464.000
215,152.626
17,376.922
14,934.452
Capital
Guardian
Internati
onal
4,800,538.000
4,395,180.573
93,850.517
311,506.910
Capital
Guardian
Research
3,647,491.000
3,281,538.229
125,546.640
240,406.131
Capital
Guardian
U.S.
Equity
7,484,743.000
6,978,474.985
103,888.232
402,379.783
EQ/Allian
ce
Premier
Growth
81,174,617.000
79,526,772.276
628,291.535
1,019,553.189
EQ/Evergr
een

486,331.000
380,792.311
43,424.494
62,114.195
EQ/Evergr
een
Foundatio
n
923,012.000
851,644.713
20,592.397
50,774.890
EQ/Putnam
Balanced

9,023,066.000
8,202,508.379
304,257.785
516,299.836
EQ/Putnam
Growth
and
Income
Value
46,796,918.000
42,971,737.923
1,350,091.084
2,475,088.993
EQ/Putnam
Internati
onal
Equity
16,790,099.000
15,673,053.715
422,774.692
694,270.593
EQ/Putnam
Investors
Growth
18,486,240.000
16,752,230.688
608,197.296
1,125,812.016
JPM Core
Bond

16,320,315.000
14,834,839.930
449,787.881
1,035,687.189
Lazard
Large Cap
Value
11,603,560.000
10,683,049.586
288,116.394
632,394.020
Merrill
Lynch
Basic
Value
Equity
22,524,195.00
20,871,594.813
783,391.502
869,208.685
MFS
Emerging
Growth
Companies
68,688,879.000
63,213,001.567
2,521,568.748
2,954,308.685
MFS
Growth
with
Income
11,611,380.000
10,635,907.967
343,929.075
631,542.958
MFS
Research


41,524,266.000
38,232,637.435
1,259,846.230
2,031,782.335
T. Rowe
Price
Equity
Income
21,661,503.000
19,720,415.717
1,005,093.739
935,993.544
T. Rowe
Price
Internati
onal
Stock
16,216,199.000
14,614,200.702
868,377.456
733,620.842
Warburg
Pincus
Small
Company
Value
13,756,084.000
12,472,366.242
773,091.920
510,625.838

RESOLVED, that a change to a fundamental investment policy to allow Alliance Aggressive Stock Portfolio, Alliance
Balanced Portfolio, Alliance Common Stock Portfolio,
Alliance Conservative Investors Portfolio, Alliance Equity
Index Portfolio, Alliance Global Portfolio, Alliance
Growth and Income Portfolio, Alliance Growth Investors
Portfolio, Alliance High Yield Portfolio, Alliance
Intermediate Government Securities Portfolio, Alliance
International Portfolio, Alliance Money Market Portfolio,
Alliance Quality Bond Portfolio, Alliance Small Cap Growth
Portfolio, BT Equity 500 Index Portfolio, BT International
Equity Index Portfolio, BT Small Company Index Portfolio,
Calvert Socially Responsible Portfolio, Capital Guardian
International Portfolio, Capital Guardian Research
Portfolio, Capital Guardian U.S. Equity Portfolio,
EQ/Alliance Premier Growth Portfolio, EQ/Evergreen
Portfolio, EQ/Evergreen Foundation Portfolio, EQ/Putnam
Balanced Portfolio, EQ/Putnam Growth and Income Value
Portfolio, EQ/Putnam International Equity Portfolio,
EQ/Putnam Investors Growth Portfolio, JPM Core Bond
Portfolio, Lazard Large Cap Value Portfolio, Merrill Lynch
Basic Value Equity Portfolio, MFS Emerging Growth
Companies Portfolio, MFS Growth with Income Portfolio, MFS
Research Portfolio, T. Rowe Price Equity Income Portfolio,
T. Rowe Price International Stock Portfolio, Warburg
Pincus Small Company Value, with respect to 75% of the value of its total assets, to invest more than 5% of its total assets in securities of other investment companies, hereby is approved;









4.(b)	With respect to the resolution set forth below, the
undersigned hereby vote as indicated:




Fund Name
Shares
Represented at
the Meeting
Votes in Favor
of the Proposal
Votes Against
the Proposal
Votes
Abstained
Alliance
Aggressiv
e Stock
122,255,903.000
110,634,256.862
6,629,937.619
4,991,708.519
Alliance
Balanced

110,570,992.000
99,635,520.892
6,377,734.818
4,557,736.290
Alliance
Common
Stock
623,693,091.000
564,074,268.432
32,943,469.066
26,675,353.502
Alliance
Conservat
ive
Investors
38,271,925.000
34,555,721.083
1,616,606.112
2,099,597.805
Alliance
Equity
Index

83,851,344.000
75,966,802.125
4,399,680.019
3,484,861.856
Alliance
Global


81,143,705.000
73,517,819.605
4,320,090.854
3,305,794.541
Alliance
Growth
and
Income
83,794,659.000
76,124,933.863
3,886,396.284
3,783,328.853
Alliance
Growth
Investors
120,577,167.000
110,698,279.708
5,104,031.479
4,774,855.813
Alliance
High
Yield

75,803,904.000
68,532,793.529
3,528,671.731
3,742,438.740
Alliance
Intermedi
ate
Governmen
t
Securitie
s
21,600,837.000
19,037,033.657
1,823,974.676
739,828.667
Alliance
Internati
onal
20,840,587.000
18,843,641.955
1,143,939.820
853,005.225
Alliance
Money
Market
128,132,224.000
117,485,717.509
5,545,562.654
5,100,943.837
Alliance
Quality
Bond
55,357,015.000
54,856,587.585
287,856.478
212,570.937
Alliance
Small Cap
Growth
29,994,516.000
27,664,841.943
1,104,997.969
1,224,676.088
BT Equity
500 Index

48,738,928.000
44,563,464.039
2,202,999.545
1,972,464.416
BT
Internati
onal
Equity
Index
7,359,709.000
6,792,496.228
310,358.928
256,853.844
BT Small
Company
Index
5,802,620.000
5,200,366.071
414,713.251
187,540.678
Calvert
Socially
Responsib
le
247,464.000
186,288.425
28,737.994
32,437.581
Capital
Guardian
Internati
onal
4,800,538.000
4,358,120.419
122,701.751
319,715.830
Capital
Guardian
Research
3,647,491.000
3,281,027.580
126,823.262
239,640.158
Capital
Guardian
U.S.
Equity
7,484,743.000
6,961,559.465
116,387.753
406,795.782
EQ/Allian
ce
Premier
Growth
81,174,617.000
79,337,635.418
803,628.708
1,033,352.874
EQ/Evergr
een

486,331.000
387,683.621
36,533.184
62,114.195
EQ/Evergr
een
Foundatio
n
923,012.000
858,151.947
14,232.845
50,627.208
EQ/Putnam
Balanced

9,023,066.000
8,144,760.756
356,140.415
522,164.829
EQ/Putnam
Growth
and
Income
Value
46,796,918.000
42,493,005.452
1,810,104.788
2,493,807.760
EQ/Putnam
Internati
onal
Equity
16,790,099.000
15,576,510.645
508,572.098
705,016.257
EQ/Putnam
Investors
Growth
18,486,240.000
16,606,559.117
710,795.928
1,168,884.955
JPM Core
Bond

16,320,315.000
14,607,987.551
620,987.985
1,091,339.464
Lazard
Large Cap
Value
11,603,560.000
10,625,031.786
342,305.020
636,223.194
Merrill
Lynch
Basic
Value
Equity
22,524,195.000
20,591,844.312
1,056,835.229
875,515.459
MFS
Emerging
Growth
Companies
68,688,879.000
62,325,541.251
3,379,492.846
2,983,844.903
MFS
Growth
with
Income
11,611,380.000
10,575,528.791
413,249.014
622,602.195
MFS
Research


41,524,266.000
37,912,485.345
1,523,110.076
2,088,670.579
T. Rowe
Price
Equity
Income
21,661,503.000
19,464,376.752
1,208,711.867
988,414.381
T. Rowe
Price
Internati
onal
Stock
16,216,199.000
14,475,227.877
1,010,269.197
730,701.926
Warburg
Pincus
Small
Company
Value
13,756,084.000
12,368,920.491
884,791.322
502,372.187


RESOLVED, that a change to a fundamental investment policy to allow Alliance Aggressive Stock Portfolio, Alliance
Balanced Portfolio, Alliance Common Stock Portfolio,
Alliance Conservative Investors Portfolio, Alliance Equity
Index Portfolio, Alliance Global Portfolio, Alliance
Growth and Income Portfolio, Alliance Growth Investors
Portfolio, Alliance High Yield Portfolio, Alliance
Intermediate Government Securities Portfolio, Alliance
International Portfolio, Alliance Money Market Portfolio,
Alliance Quality Bond Portfolio, Alliance Small Cap Growth
Portfolio, BT Equity 500 Index Portfolio, BT International
Equity Index Portfolio, BT Small Company Index Portfolio,
Calvert Socially Responsible Portfolio, Capital Guardian
International Portfolio, Capital Guardian Research
Portfolio, Capital Guardian U.S. Equity Portfolio,
EQ/Alliance Premier Growth Portfolio, EQ/Evergreen
Portfolio, EQ/Evergreen Foundation Portfolio, EQ/Putnam
Balanced Portfolio, EQ/Putnam Growth and Income Value
Portfolio, EQ/Putnam International Equity Portfolio,
EQ/Putnam Investors Growth Portfolio, JPM Core Bond
Portfolio, Lazard Large Cap Value Portfolio, Merrill Lynch
Basic Value Equity Portfolio, MFS Emerging Growth
Companies Portfolio, MFS Growth with Income Portfolio, MFS
Research Portfolio, T. Rowe Price Equity Income Portfolio,
T. Rowe Price International Stock Portfolio, Warburg
Pincus Small Company Value, with respect to 75% of the value of its total assets, to invest in more than 10% of the total outstanding voting securities of other investment companies.


	IN TESTIMONY WHEREOF, we have hereunto set our hands this 14th day of April, 2000.




	2,104,178,651.000         	Shares of the Trust
represented by the
undersigned as Proxies



								Richard V. Silver




								Pauline Sherman


2
123638 v1 -proxy ballot